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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) December 13, 2005

                           Stellar Technologies, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
                 (State or Other Jurisdiction of Incorporation)

                000-33099                                84-1553046
        (Commission File Number)              (IRS Employer Identification No.)

  7935 Airport Pulling Road, Suite 201
               Naples, FL                                   34109
(Address of Principal Executive Offices)                 (Zip Code)

                                 (239) 592-1816
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

Option Issued to Chief Executive Officer and Director

     On December 13, 2005, Stellar Technologies, Inc. (the "Company") granted an option to Mark G. Sampson to purchase 5,000,0000 shares of common stock of the Company in connection with his appointment to our board of directors and as our chief executive officer. The material terms of the option are described in detail in Item 5.02 below under the caption "Option Agreement" which description is incorporated herein by reference.

2005 Stock Incentive Plan

     On December 16, 2005, our Board of Directors adopted the Stellar Technologies, Inc. 2005 Stock Incentive Plan (the "Plan"). The Plan reserves 4,500,000 shares of common stock for issuance pursuant to stock options, stock appreciation rights, restricted stock awards, restricted stock units, unrestricted stock awards, and other equity based or equity related awards to employees, officers, directors, or advisors to the Company or any of our subsidiaries as well as individuals who have entered into an agreement with us under which they will be employed by the Company or any of our subsidiaries in the future. The Plan is administered by the Board of Directors (the "Board") of the Company which has full and final authority to interpret the Plan, select the persons to whom awards may be granted, and determine the amount and terms of any award. In order to comply with certain rules and regulations of the Securities and Exchange Commission or the Internal Revenue Code, the Board can delegate authority to appropriate committees of the Board. Although the Plan provides for the issuance of options that qualify as incentive stock options ("ISOs") under the Internal Revenue Code of 1986, as amended, since the Plan was not approved by our stockholders, we cannot issue ISOs unless and until we obtain the requisite shareholder approval.

     Stock options issued under the Plan have a term of no more than 10 years, an exercise price equal to at least 85% of the fair market value of our common stock on the date of grant (100% in the case of ISOs), are subject to vesting as determined by the Board, and unless otherwise determined by the Board, may not be transferred except by will, the laws of descent and distribution, or pursuant to a domestic relations order. Unless otherwise determined by the Board, awards terminate three (3) months after termination of employment or other association with the Company or one (1) year after termination due to disability, or death or retirement. In the event that termination of employment or association is for a cause, as that term is defined in the Plan, awards terminate immediately upon such termination.

     The Plan provides for immediate vesting of all options and stock appreciation rights upon the occurrence of a "Change In Control Event," unless specifically provided to the contrary in any specific option or stock appreciation right. In the event of a "Reorganization Event" (regardless of whether such event also constitutes a "Change In Control Event"), except as otherwise specifically provided to the contrary in any option or stock appreciation right, the Plan provides for all outstanding options and stock appreciation rights to either (i) be assumed by, or equivalent options or rights substituted by, the acquiring or succeeding corporation; or (ii) if the


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acquiring or succeeding corporation does not agree to assume or substitute for such options or rights, all then unexercised options and stock appreciation rights will become immediately exercisable in full as of a date prior to the completion of such Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event. In the event that a Reorganization Event provides for the payment of cash to our stockholders, the Board may instead provide that all outstanding options and stock appreciation rights will terminate upon the consummation of such Reorganization Event and for the holders of such options and stock appreciation rights to receive a cash payment equal to the amount (if any) by which the price paid to our stockholders exceeds the aggregate exercise price of such options or rights.

     In the case of outstanding restricted stock or restricted unit awards, the Plan provides that upon a "Change In Control Event," all restrictions applicable to such awards to automatically be deemed terminated or satisfied, except as specifically set forth to the contrary in any award. In the event of a "Reorganization Event" that is not a "Change in Control Event", the repurchase and other rights of the Company under such restricted stock or restricted unit awards shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property that the common stock was converted into or exchanged for pursuant to such Reorganization Event.

     The Plan defines "Reorganization Event" to mean: (i) any merger or consolidation of the Company with or into another entity as a result of which all of the outstanding shares of common stock are converted into or exchanged for the right to receive cash, securities or other property; or (ii) any exchange of all outstanding shares of common stock for cash, securities or other property pursuant to a share exchange transaction.

     The Plan defines a "Change in Control Event" to mean: (i) the acquisition by an individual, entity or group of 30% or more of the issued and outstanding shares of common stock of the Company or of the combined voting power of all outstanding securities of the Company unless such acquisition was directly from the Company, was acquired by an employee benefit plan of the Company, or resulted from an acquisition of the Company in which the stockholders of the Company immediately prior to the acquisition continue to own more than 50% of the Company's outstanding voting securities and no person (except for the acquiring corporation or an employee benefit plan of such entity) beneficially owns in excess of 30% of the Company's outstanding voting shares; (ii) an event as a result of which persons who were members of the Board of Directors of the Company on the date the Plan was adopted or were nominated or elected by at least a majority of such directors fail to constitute a majority of the board of directors of the Company; or (iii) a merger, consolidation, reorganization, recapitalization, share exchange or sale or other disposition of all or substantially all assets of the Company unless immediately following such transaction, the stockholders of the Company immediately prior to such transaction continue to own more than 50% of the Company's outstanding voting securities and no person (except for the acquiring corporation or an employee benefit plan of such entity) beneficially owns in excess of 30% of the Company's outstanding voting shares.

Issuance of Options under the Plan to Employees and Executive Officers.

     On December 16, 2005, we issued nonstatutory stock options under the Plan to Donald R. Innis, our President, to purchase 500,000 shares of common stock, and to John E. Baker, our


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Chief Financial Officer, to purchase 250,000 shares of common stock. The options have an exercise price of $.40 per share, vest in three equal annual installments over a three year period commencing on the date of grant and are otherwise subject to the terms of the Plan.

     On December 16, 2005 we issued an aggregate of 375,000 nonstatutory stock options under the Plan to certain of our employees. The options have an exercise price of $.40 per share, vest in three equal annual installments over a three year period commencing on the date of grant and are otherwise subject to the terms of the Plan.

                   Section 3 - Securities And Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

     On December 13, 2005, we issued an option to Mark G. Sampson, our chief executive officer and sole director, to purchase 5,000,000 shares of common stock at an exercise price of $.40 per share for a term of ten years. The options vest in three equal installments six, twelve and eighteen months from the date of grant. The exercise price of the options will be adjusted for stock splits, combinations, recapitalizations, and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation (other than a merger with a holding company formed by the Company or with a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), the holder of the option shall be given at least fifteen (15) days notice of such transaction and shall be permitted to exercise the option during such fifteen (15) day period. Upon expiration of such fifteen (15) day period, the option shall terminate.

     The forgoing securities were issued in a private placement transaction to one accredited investor pursuant to the exemption from registration provided by
Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), without payment of underwriting discounts or commissions to any person.

                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On December 13, 2005, we retained Mark G. Sampson to serve as the Chief Executive Officer of the Company effective December 14, 2005. Mr. Sampson has also been appointed to serve as the Chairman of the Board of Directors effective December 14, 2005. Mr. Sampson has not engaged in any transaction with us during the past two years, does not have an indirect interest in any transaction which we are currently a party or which we have been a party to during the last two years, and except as described below, there is no proposal to engage in any such transaction. In addition, there is no agreement or arrangement between Mr. Sampson and any other person pursuant to which he was selected as a director.

     Mark G. Sampson, 49, brings over 15 years of executive management experience in the telecommunications and information technology industries. Since April 1999, Mr. Sampson has served as the sole owner and President of C-Ray Consulting, Inc., a services company through


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which he has provided executive management services to a number of technology companies. These include serving as the President and CEO of IP Applications, Corp., a Vancouver, British Columbia based provider of outsourced Internet solutions whose shares are traded on the TSX Venture Exchange, from January
2004 until October 2005, and serving as Vice President of Corporate Development for Devon Ventures (now Pender Financial), a merchant bank focused on investing in developing technology companies, from March 2002 until January 2004. During his tenure at IP Applications, the company's revenues increased 150% through both organic growth and acquisition. Mr. Sampson continues to serve as a director of IP Applications. Between 1999 and June 2002, C-Ray Consulting provided executive management services to NxGen Networks, an early stage provider of voice over IP services. Prior to founding C-Ray Consulting, Mr. Sampson was Senior Vice President & General Manager of Data Services for MetroNet, Canada's largest competitive local exchange carrier which was acquired by AT&T Canada, Vice-President & General Manager of BC Tel Advanced Communications (now Telus), Canada's second largest telecommunications company, and Chief Operating Officer for CUE Data West, a financial services outsourcing company which was acquired by Open Solutions Inc.

Services Agreement

     We expect to enter into an agreement with a services company pursuant to which Mr. Sampson will provide executive management services to us on substantially the following terms. The agreement will be for a term of three years, provide for an annual base fee of $360,000, and an annual performance bonus equal to 50% of the annual base fee (pro rated for fiscal year ending June 30, 2006) based on the Company achieving revenue targets of $2,5000,000 for the fiscal year ending June 30, 2006, $10,000,000 for the fiscal year ending June 30, 2007, and $20,000,000 for the fiscal year ending June 30, 2007. The agreement will also contain standard and customary confidentiality, non competition, non solicitation, and work made for hire provisions and provide for payment equal to one year base fee in the event that the agreement is terminated, unless such termination is for cause.

Option Agreement

     On December 13, 2005, we issued an option to Mark G. Sampson to purchase 5,000,000 shares of common at an exercise price of $.40 per share for a term of ten years. The options vest in three equal installments six, twelve and eighteen months from the date of grant. In the event that Mr. Sampson ceases to provide services to us, the options shall terminate 90 days after cessation of service, unless such cessation is for cause, in which case the options shall terminate immediately upon cessation of service. The exercise price of the options will be adjusted for stock splits, combinations, recapitalizations, and stock dividends. In the event of a consolidation or merger in which we are not the surviving corporation (other than a merger with a holding company formed by the Company or with a wholly owned subsidiary for the purpose of incorporating the Company in a different jurisdiction), the holder of the option shall be given at least fifteen (15) days notice of such transaction and shall be permitted to exercise the option during such fifteen (15) day period. Upon expiration of such fifteen
(15) day period, the options shall terminate.


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                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are furnished with this report:

Exhibit No.   Description of Exhibit
-----------   ----------------------
   10.1       Option Agreement dated December 13, 2005 by and between Mark G.
              Sampson and the Company

   10.2       Stellar Technologies, Inc. 2005 Stock Incentive Plan

   10.3 Stock Option Agreement Under The Stellar Technologies, Inc. 2005 Stock Incentive Plan issued to Donald R. Innis

   10.4 Stock Option Agreement Under The Stellar Technologies, Inc. 2005 Stock Incentive Plan issued to John E. Baker

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Stellar Technologies, Inc.


Date: December 19, 2005                 By: /s/ Mark G. Sampson
                                            ------------------------------------
                                            Mark G. Sampson
                                            Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.   Description of Exhibit
-----------   ----------------------
   10.1       Option Agreement dated December 13, 2005 by and between Mark G.
              Sampson and the Company

   10.2       Stellar Technologies, Inc. 2005 Stock Incentive Plan

   10.3 Stock Option Agreement Under The Stellar Technologies, Inc. 2005 Stock Incentive Plan issued to Donald R. Innis

   10.4 Stock Option Agreement Under The Stellar Technologies, Inc. 2005 Stock Incentive Plan issued to John E. Baker


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